UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2004

DELTA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia  30320-6001
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (404) 715-2600

Registrant’s Web site address:    www.delta.com

Not Applicable
(Former name or former address, if changed since last report)

Item 5.   Other Events and Regulation FD Disclosure

On July 30, 2004, Delta Air Lines, Inc. sent a letter from its Chief Executive Officer, Jerry Grinstein, to all Delta Pilots.  The text of the letter is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits

(c)   EXHIBITS

Exhibit 99.1	Text of Letter dated July 30, 2004 from Jerry Grinstein, Chief Executive Officer of Delta Air Lines, Inc., to all Delta Pilots.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

Date: July 30, 2004	BY: /s/ Leslie P. Klemperer Leslie P. Klemperer Vice President – Deputy General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of Letter dated July 30, 2004 from Jerry Grinstein, Chief Executive Officer of Delta Air Lines, Inc., to all Delta Pilots.